THE STRONG
                                MUNICIPAL INCOME
                                              Funds
                        ANNUAL REPORT o AUGUST 31, 1996

[PHOTO OF SENIOR COUPLE]

                    [PICTURE OF PIE CHART EMPHASIZING BONDS]

                   THE STRONG SHORT-TERM MUNICIPAL BOND FUND
                         THE STRONG MUNICIPAL BOND FUND
                   THE STRONG HIGH-YIELD MUNICIPAL BOND FUND

                                 [STRONG LOGO]

                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  Have a plan.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      Start investing as soon as possible.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           Diversify your portfolio.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               Invest regularly.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       Maintain a long-term perspective.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             Consider stocks to help achieve major long-term goals.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              Keep a comfortable amount of cash in your portfolio.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            Know what you're buying.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                                  THE STRONG
                                MUNICIPAL INCOME
                                         Funds

                        ANNUAL REPORT o AUGUST 31, 1996

    Two Important Notes for Shareholders of the Strong Municipal Income Funds

FISCAL YEAR END CHANGE. To help ensure that we can produce shareholder reports on a timely basis, we have changed the fiscal year-end of our Municipal Income Funds to August 31, beginning with this annual report. By staggering the Funds' fiscal-year periods, and thereby their reporting schedules, we avoid a potential "log-jam" of reports at year-end. This change has no effect on how the funds are managed. It simply alters the reporting period of your shareholder reports. Please call 1-800-368-3863 if you have a question regarding the new schedule.

STEVEN D. HARROP HAS BEEN NAMED PORTFOLIO MANAGER OF THE STRONG MUNICIPAL BOND FUND, effective September 16, 1996. Steven has managed the Strong Municipal Money Market Fund since 1991, the Strong Municipal Advantage Fund since its inception in November 1995, and the Strong Short-Term Municipal Bond Fund since December 1995.

                                TABLE OF CONTENTS

INVESTMENT REVIEWS

       The Strong Short-Term Municipal Bond Fund........................2

       The Strong Municipal Bond Fund...................................4

       The Strong High-Yield Municipal Bond Fund........................4


FINANCIAL INFORMATION

       Schedules of Investments in Securities

            The Strong Short-Term Municipal Bond Fund...................8

            The Strong Municipal Bond Fund..............................9

            The Strong High-Yield Municipal Bond Fund..................12

       Statements of Operations........................................15

       Statements of Assets and Liabilities............................16

       Statements of Changes in Net Assets.............................17

       Notes to Financial Statements...................................19


FINANCIAL HIGHLIGHTS...................................................21


REPORT OF INDEPENDENT ACCOUNTANTS......................................23

The Strong  SHORT-TERM MUNICIPAL BOND Fund
================================================================================
The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment-grade municipal obligations and maintains an average portfolio maturity of three years or less.

                           EQUIVALENT TAXABLE YIELDS (1)
                                  as of 8-30-96

 ................................................................................
                                                          YOUR TAX-EXEMPT YIELD
                                                         OF 5.12% IS EQUIVALENT
  JOINT RETURN       SINGLE RETURN    MARGINAL TAX RATE  TO A TAXABLE YIELD OF:
 ................................................................................

 $40,101-96,900     $24,001-58,150           28%                  7.11%
 $96,901-147,700    $58,151-121,300          31%                  7.42%
$147,701-263,750   $121,301-263,750          36%                  8.00%
  OVER $263,750      OVER $263,750          39.6%                 8.48%
================================================================================
The chart reflects 1996 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $117,950 should consult their tax advisor to determine their actual 1996 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.


As of August 30, 1996, the Strong Short-Term Municipal Bond Fund's annualized 30-day yield was 5.12%.(1) The table above shows the Fund's equivalent taxable yields based on 1996's federal income tax brackets.


CHANGE IN THE ECONOMIC OUTLOOK
The one-year period ended August 31, 1996, was a fairly turbulent stretch for the municipal bond market, during which short-term municipal bonds tended to fare better than their longer-maturity counterparts.

Throughout the last several months of 1995 and into early 1996, talk of a "flat tax" structure in Washington created concern among investors that the tax advantages offered by municipal bonds might be altered. As a result, yields on municipal securities rose, considerably narrowing the normal spread between tax-exempt bonds and taxable bonds, especially in the spring of 1996.

The municipal bond market experienced additional volatility when, in the first quarter of 1996, economic data indicated an unexpectedly strong U.S. economy. (The consensus going into the year had been for continued weak economic growth and low inflation.) Many investors were caught off guard by the resulting sharp increase in interest rates, which led to widely fluctuating prices.

Despite the fact that inflation remained under control, fear that the Federal Reserve Board would tighten monetary policy continued to push long-term interest rates higher through the second quarter. Through the summer, however, yields had begun to settle into a range and prices started to firm.


OUR KEY STRATEGY REMAINED IN PLACE
Throughout the fiscal year, we diligently pursued our primary goal, which is to reduce the maturity of the Fund without reducing its yield. In a perfect world, it shouldn't be possible to reduce maturity without reducing yield. However, the municipal bond market isn't perfect--there are occasional dislocations and glitches that provide momentary windows of opportunity.

Through scrupulous research and patient trading, we believe that replacing certain longer positions with shorter securities offering equal or higher yields will enable us to maintain an attractive level of income while making the Fund less susceptible to gyrations in the market.

When our repositioning of the portfolio is accomplished, we expect that the Fund will be able to deliver attractive results under normal conditions--it won't need a "tailwind" of falling rates to provide investors with attractive income with a low degree of share-price movement.

By  the  end  of  August,   total  assets  under  management  had  increased  to
approximately $136 million.


OUR OUTLOOK IS CAUTIOUSLY OPTIMISTIC
While the taxable markets remain skittish, the tax-exempt markets--which suffered even greater declines earlier this year--are now at roughly the same level they were in March. This is not to say that municipal markets have been flat in 1996; they have, in fact, been quite volatile. However, we saw better relative performance in municipal bonds during the second quarter, a condition we expect will continue through the end of the year.

     AS OF 8-30-96
30-Day Annualized Yield (1)
          5.12%

   Average Maturity (2)
        2.8 years

   Average Quality (3)
            A

We continue to rely on our time-tested approach of utilizing intense credit research to select attractive investments, and we remain committed to pursuing the Fund's objective--providing shareholders with a high level of federally tax-exempt current income with a low degree of share-price volatility. We believe our strategy should reward investors who are willing to take a two-to-four year approach to municipal investing.

We appreciate the opportunity to serve you, and we thank you for your investment with us.

[PHOTO OF STEVEN D. HARROP]

Sincerely,

/s/Steven D. Harrop

Steven D. Harrop
Portfolio Manager

--------------------------------------------------------------------------------
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            from 12-31-91 to 8-31-96

             Strong Short-Term     Lehman Brothers       Lipper Short
            Municipal Bond Fund    3-Year Municipal       Municipal
                                     Bond  Index*        Debt "Average"*
12-91             10,000               10,000               10,000
12-92             10,716               10,643               10,576
12-93             11,441               11,305               11,109
12-94             11,256               11,383               11,163
12-95             11,861               12,396               11,939
8-96              12,146               12,654               12,162

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index and the Lipper Short Municipal Debt "Average." Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

                                                       AVERAGE ANNUAL
                                                      TOTAL RETURNS (4)
                                                       as of 8-31-96

                                                          1-year
                                                           4.04%

                                                          3-year
                                                           2.55%

                                                      Since inception
                                                       (on 12-31-91)
                                                           4.25%
--------------------------------------------------------------------------------
* The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index generally representative of the 3-year tax-exempt bond market. The Lipper Short Municipal Debt "Average" represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than 5 years. Source of the Lehman index data is Micropal. Source of the Lipper data is Lipper Analytical Services, Inc.

1 Yields are annualized for the 30 days ended 8-30-96, are historical, and will vary.

2    The Fund's average maturity includes the effect of futures contracts.

3 For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

4 Average annual total return measures change in the value of an investment in the Fund as an annualized average, assuming reinvestment of all dividends and capital gains.

The Strong
MUNICIPAL BOND
Fund
================================================================================

The Strong
HIGH-YIELD
MUNICIPAL BOND
Fund
================================================================================

THE STRONG MUNICIPAL BOND FUND
The Strong Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.


THE STRONG HIGH-YIELD MUNICIPAL BOND FUND
The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income.


THE MARKET DOES AN "ABOUT-FACE"
The 1-year period ended August 31, 1996 was a bit of a roller-coaster ride for long-term municipal bond fund investors. As 1995 came to a close, the market was enjoying the latter stages of a solid rally fueled by declining long-term rates. However, long-term municipal bonds tended to lag the gains made by Treasuries, due to concerns over possible tax reform that might have altered the tax-exempt status of municipal bonds. (No such legislation occurred, or appears likely to occur in the near future.)


                TOTAL RETURNS (1)
       for the 1-year period ended 8-31-96

STRONG MUNICIPAL BOND FUND                   2.44%
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX    4.94%
LEHMAN BROTHERS MUNICIPAL BOND INDEX         5.24%

STRONG HIGH-YIELD MUNICIPAL BOND FUND        4.44%
LIPPER HIGH YIELD MUNICIPAL DEBT FUNDS INDEX 5.10%
HIGH-YIELD MUNICIPAL BOND INDEX              5.46%


As 1996 began, the overall bond market rally continued, supported by a consensus expectation for weak economic growth. Gross domestic product estimates were being revised downward, and some economists even projected a recession beginning in the first half of the year.

However, an unexpectedly strong employment report--indicating that a much larger than anticipated number of jobs were created in February--shattered this pessimistic view of the economy, and subsequent economic data tended to support the idea that the economy was strengthening rather than weakening. The market responded by pushing interest rates higher, on fear that the Federal Reserve Board would reverse the easing policy it had followed over most of the prior year.

Interest rates remained choppy to slightly higher through the second quarter and into August. While this rise in rates resulted in a negative total return for long-bond investors for the six-month period ended August 31, total returns remained positive for the 1-year period. As you can see in the accompanying charts, the performance of the Funds slightly lagged that of their respective benchmarks.


STRONG MUNICIPAL BOND FUND STRATEGY
During the first three months of 1996, the Fund's duration--a measurement of its sensitivity to interest rate changes--was longer than that of its benchmark, due to our expectation for a continuing decline in interest rates. While this positioning helped the Fund achieve attractive gains through the latter stages in 1995, it adversely affected the Fund's performance as interest rates rose in 1996.

At mid-year, we began to gradually reduce the Fund's duration. By the end of August, we had shortened the Fund's duration to 7.2--more in line with the benchmark's duration, and a significant decrease from 9.5 at the end of the first quarter.

In addition, we made sector changes in the portfolio designed to make the Fund less susceptible to interest rate changes through an increase in its yield. We expanded holdings in BBB-rated Industrial Development Revenue bonds--municipal bonds backed by corporate credits--and slightly increased our weighting in housing bonds. These bonds tend to offer higher-than-average yields due to the risk of prepayment, an event that is unlikely when rates are flat or rising. We concentrated our purchases in the 20-year maturity range rather than the 30-year maturity range to help reduce the Fund's average maturity, and thereby its sensitivity to interest rate movements.


STRONG HIGH-YIELD MUNICIPAL BOND FUND STRATEGY
High-yield bonds tend to be less affected by interest rate changes than higher-quality bonds, so the Strong High-Yield Municipal Bond Fund fared reasonably well in 1996's challenging environment.

The Fund's underperformance of its benchmark--the High Yield Municipal Bond Index+--can be attributed partially to political events that impacted specific holdings in the Fund. Two securities (both designed to finance waste incinerators in Illinois) were adversely affected by the surprise repeal of the Retail Rate Law. The prospect of lengthy litigation, with a low probability of victory in the courts, induced us to sell the securities.

Also contributing to the Fund's modest underperformance versus its benchmark was its duration, which was slightly longer than that of the index during the first half of the year when interest rates were rising. In 1996, we made a few sector changes in order to more broadly diversify the Fund's holdings. For example, we added to our holdings in Industrial Development Revenue bonds, which served to diversify the Fund from a credit standpoint. We also made an effort to increase the Fund's diversification by state. At the beginning of the year, 21 states were represented in the portfolio. By the end of August, that number had risen to 29.

Finally, we acted to increase the Fund's liquidity by reducing its weighting in non-rated bonds, which slightly increased the portfolio's credit quality. Of course, investors should keep in mind that the high current yield offered by the Fund reflects the substantial risks associated with its investment in high-yield bonds, sometimes referred to as "junk" bonds.


                       PORTFOLIO STATISTICS AS OF 8-30-96

                                  30-Day          Average          Average
                             Annualized Yield     Maturity      Quality Rating
 ................................................................................

  Municipal Bond Fund              5.49%          14.9 years          A
  High-Yield Municipal Bond Fund   6.90%          18.7 years         BBB

  The Funds' average maturity includes the effects of futures contracts and when-issued securities. For the average quality rating, the Funds' short-term debt obligations have been assigned long-term ratings by the Advisor.


OUR OUTLOOK ON THE ECONOMY
Surprisingly--given the uncertainty in the economy--inflation has remained subdued through 1996. However, the market now seems willing to take a pessimistic outlook, and assume that signs of strong economic growth and higher interest rates will continue. As such, market participants may interpret economic reports as more inflationary than they really are.

===========================================================================================================================
                           EQUIVALENT TAXABLE YIELDS
                                  as of 8-30-96
---------------------------------------------------------------------------------------------------------------------------
                                                                      MUNICIPAL          HIGH-YIELD MUNICIPAL
                                                                      BOND FUND                BOND FUND
 ..............TAXABLE INCOME...............................................................................................
                                                                YOUR TAX-EXEMPT YIELD    YOUR TAX-EXEMPT YIELD
        JOINT              SINGLE              MARGINAL        OF 5.49% IS EQUIVALENT   OF 6.90% IS EQUIVALENT
       RETURN              RETURN              TAX RATE        TO A TAXABLE YIELD OF:   TO A TAXABLE YIELD OF:
 ...........................................................................................................................
   $40,101-96,900      $24,001-58,150             28%                   7.63%                      9.58%
   $96,901-147,700     $58,151-121,300            31%                   7.96%                     10.00%
  $147,701-263,750    $121,301-263,750            36%                   8.58%                     10.78%
    OVER $263,750       OVER $263,750            39.6%                  9.09%                     11.42%
===========================================================================================================================
Yields are annualized for the 30 days ended 8-30-96,  are  historical,  and will vary. Each Fund's income may be subject to state and local taxes and,  depending on your tax  status,  the  Alternative  Minimum  Tax.  The chart  reflects  1996 marginal federal tax rates before  limitations and phase-outs.  Individuals with adjusted gross income in excess of $117,950  should consult their tax advisor to determine their actual 1996 marginal tax rate.


          GROWTH OF AN
        ASSUMED $10,000
           INVESTMENT

   The charts at right, provided
      in accordance with SEC
      regulations, compare a
    $10,000 investment in each
         Fund, made at its
      inception, with similar
     investments in relevant,
      unmanaged, total-return
      performance benchmarks.
          Results include
      the reinvestment of all
    dividends and capital gains.
     Performance is historical
      and does not represent
    future results. Investment
       returns and principal
        value vary, and you
      may have a gain or loss
    when you sell Fund shares.


--------------------------------------------------------------------------------
                         THE STRONG MUNICIPAL BOND FUND
                            from 10-23-86 to 8-31-96

             Strong Municipal       Lehman Brothers    Lipper General Municipal
                 Bond Fund       Municipal Bond Index*     Debt Fund Index*
9-86              10,000                10,000                10,000
12-86             10,129                10,216                10,253
12-87              9,949                10,370                10,183
12-88             10,705                11,423                11,370
12-89             11,463                12,656                12,502
12-90             11,995                13,578                13,253
12-91             13,598                15,227                14,849
12-92             15,256                16,568                16,170
12-93             17,052                18,602                18,180
12-94             16,275                17,640                17,083
12-95             18,128                20,721                20,040
8-96              17,745                20,812                19,942


                    THE STRONG HIGH-YIELD MUNICIPAL BOND FUND
                             from 10-1-93 to 8-31-96

               The Strong                                Lipper High Yield
          High-Yield Municipal   High-Yield Municipal      Municipal Debt
               Bond Fund            Bond Fund Index+         Funds Index+
9-93            10,000                 10,000                 10,000
12-93           10,267                 10,164                 10,141
12-94           10,165                  9,600                  9,637
12-95           11,651                 11,362                 11,245
8-96            11,637                 11,391                 11,238
--------------------------------------------------------------------------------

          AVERAGE ANNUAL
         TOTAL RETURNS (1)
          as of 8-31-96

             1-year
              2.44%

             5-year
              6.57%

         Since inception
          (on 10-23-86)
              5.99%


         AVERAGE ANNUAL
        TOTAL RETURNS (1)
          as of 8-31-96

             1-year
              4.44%

             2-year
              5.99%

         Since inception
          (on 10-1-93)
              5.33%


We believe the sustainability of this year's economic strength is questionable, given the rise in long-term interest rates. If the economy continues to show strength, it appears that the Federal Reserve Board will respond by raising short-term interest rates in order to avoid higher inflation. Although the Fed has so far held off on raising interest rates, it is quite possible it may be forced to tighten before year end.

[PHOTO OF MARY-KAY H. BOURBULAS]

Given the uncertainty in the market, we have positioned the Funds' durations near their benchmarks. We expect that the market will trade in a range, and until the economy establishes a clearer direction, we believe the best approach is to maintain the Funds' durations close to neutral.

Thank you for your investment. We appreciate the confidence you've shown in us to manage a portion of your investment portfolio.

Sincerely,

/s/Mary-Kay H. Bourbulas

Mary-Kay H. Bourbulas
Portfolio Manager

Strong Municipal Bond Fund
Strong High-Yield Municipal Bond Fund




* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the investment-grade tax-exempt bond market. The Lipper General Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. To equalize the time periods, the indices' performance was prorated for the month of October, 1986. Source of the Lehman index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

+ The High-Yield Municipal Bond Fund Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index (which was instituted on 1-1-96) from January 1, 1996 to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of the performance of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index is an unmanaged index generally representative of the performance of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULES OF INVESTMENTS IN SECURITIES                           August 31, 1996
--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND
                                                  PRINCIPAL      VALUE
                                                   AMOUNT       (NOTE 2)
                                               (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
MUNICIPAL BONDS 96.3%
ARIZONA 1.9%
Phoenix, Arizona IDA Hospital Revenue - John C.
  Lincoln Hospital and Health Center Project,
  4.65%, Due 12/01/99                           $      675   $      665
Phoenix, Arizona Municipal Housing Revenue
  Refunding - Fillmore Gardens and Sunnyslope
  Manor - Section 8 Assisted Senior Housing
  Project, 5.95%, Due 6/01/05                        1,865        1,888
                                                                  -----
                                                                  2,553
CALIFORNIA 3.1%
California Health Facilities Financing Authority
  Hospital Revenue - Downey Community
  Hospital, 4.90%, Due 5/15/00                       2,325        2,296
Sacramento County, California MFHR Refunding -
  Fairways II Apartments, 5.35%, Due 8/01/25         1,980        1,987
                                                                  -----
                                                                  4,283
COLORADO 1.0%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue, Zero %, Due 8/31/03                 500          321
Denver, Colorado City and County Airport System
  Revenue, 7.50%, Due 11/15/25                       1,000        1,044
                                                                  -----
                                                                  1,365
CONNECTICUT 1.1%
Connecticut IDA - The Olympic Hotel Corporation
  Project, 6.95%, Due 8/01/03                        1,492        1,512

DISTRICT OF COLUMBIA 4.4%
District of Columbia GO Refunding, 4.75%,
  Due 6/01/03                                        2,960        2,879
District of Columbia Hospital Revenue Refunding -
  Medlantic Healthcare Group, Inc., 6.50%,
  Due 8/15/02                                        2,925        3,042
                                                                  -----
                                                                  5,921
FLORIDA 1.5%
Florida Housing Finance Agency MFMR -
  Hammocks Place Project, 6.25%, Due 12/01/06        2,000        2,102

GUAM 9.6%
Guam Airport Authority General Revenue:
  5.80%, Due 10/01/99                                1,450        1,468
  6.00%, Due 10/01/00 (c)                            1,100        1,119
  6.40%, Due 10/01/05                                6,700        6,884
Guam Government GO, 5.70%, Due 9/01/03               3,630        3,639
                                                                  -----
                                                                 13,110
ILLINOIS 3.1%
Collinsville, Illinois Madison County IDR
  Refunding - Drury Inn-Collinsville Project,
  5.25%, Due 11/01/98                                  725          725
Illinois DFA IDR - Engis Corporation Project,
  7.55%, Due 10/01/97                                  275          278
Illinois Educational Facilities Authority Revenue -
  Lewis University Project:
  4.50%, Due 10/01/99                                  900          882
  5.30%, Due 10/01/04                                1,390        1,343
Illinois Health Facilities Authority Revenue -
  Trinity Medical Center Project, 6.15% Due 7/01/98  1,000        1,004
                                                                  -----
                                                                  4,232
IOWA 6.2%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 7.25%, Due 7/01/02    6,000        5,985
Iowa Finance Authority Mortgage Revenue
  Refunding - Friendship Village Project, 4.95%,
  Due 11/01/00                                       2,500        2,478
                                                                  -----
                                                                  8,463
KANSAS 4.7%
Kansas DFA MFHR Refunding - Woodridge
  Apartments Project, 5.90%, Due 12/01/20            6,285        6,379

KENTUCKY 2.4%
Mount Sterling, Kentucky League of Cities
  Funding Trust Lease Program Revenue,
  5.625%, Due 3/01/03                                3,250        3,287

LOUISIANA 0.4%
Louisiana Public Facilities Authority Student
  Loan Revenue, 6.75%, Due 9/01/06                     525          552

MASSACHUSETTS 11.6%
Boston, Massachusetts IDFA First Mortgage
  Revenue - Springhouse Project, 7.50%,
  Due 1/01/98                                        3,750        3,754
Massachusetts Education Loan Authority
  Education Loan Revenue, 7.45%, Due 1/01/02         1,545        1,613
Massachusetts Industrial Finance Agency
  Refunding Revenue - Emerson College Issue,
  8.50%, Due 1/01/03                                 5,000        5,406
Massachusetts Industrial Finance Agency Water
  Treatment Revenue - Massachusetts-American
  Hingham Project, 6.25%, Due 12/01/10               4,925        5,005
                                                                 ------
                                                                 15,778
MICHIGAN 1.8%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical Center:
  5.75%, Due 7/01/03                                 1,000          980
  6.00%, Due 7/01/04                                 1,005          982
  6.00%, Due 7/01/05                                   510          493
                                                                  -----
                                                                  2,455
MISSISSIPPI 3.9%
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue:
  5.60%, Due 9/01/04                                 2,505        2,539
  5.80%, Due 9/01/06                                 2,050        2,078
Prentiss County, Mississippi Hospital Revenue,
  5.40%, Due 12/01/97                                  680          683
                                                                  -----
                                                                  5,300
NEW JERSEY 1.2%
New Jersey Health Care Facilities Financing
  Authority Revenue - Southern Ocean County
  Hospital Project, 5.75%, Due 7/01/01               1,700        1,689

OHIO 5.8%
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 3/15/00                                   650          678
  6.53%, Due 9/15/00                                   670          702
  6.53%, Due 3/15/01                                   690          724
  6.53%, Due 9/15/01                                   715          753
  6.53%, Due 3/15/02                                   740          779
  6.53%, Due 9/15/02                                   760          804
  6.53%, Due 3/15/03                                   785          828
  6.53%, Due 9/15/03                                   815          863
  6.53%, Due 3/15/04                                   840          887
  6.53%, Due 9/15/04                                   865          919
                                                                  -----
                                                                  7,937
OREGON 6.7%
Hillsboro, Oregon Hospital Facility Authority
  Revenue and Advance Refunding - Tuality
  Heathcare Project, 4.80%, Due 10/01/00             9,190        9,087

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
                                               (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
PENNSYLVANIA 7.3%
Clarion County, Pennsylvania Hospital Authority
  Revenue - Clarion Hospital Project, 8.10%,
  Due 7/01/12                                   $    1,500   $    1,592
Delaware County, Pennsylvania Authority Health
  Facilities Revenue - Mercy Health Corporation of
  Southeastern Pennsylvania Obligated Group,
  6.00%, Due 11/15/07                                5,000        4,875
Horizon Hospital System Authority of Pennsylvania
  Hospital Revenue, 5.40%, Due 5/15/01               2,180        2,166
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Hospital Revenue,
  5.35%, Due 7/01/99                                 1,335        1,340
                                                                  -----
                                                                  9,973
SOUTH DAKOTA 4.7%
South Dakota EDFA EDR Refunding - Pooled Loan
  Program - Technical Ordinance Project, 5.75%,
  Due 4/01/07                                        1,690        1,772
South Dakota Student Loan Corporation Student
  Loan Revenue, 7.35%, Due 8/01/98                   4,565        4,685
                                                                  -----
                                                                  6,457
TEXAS 9.3%
Brazos, Texas Higher Education Authority, Inc.
  Student Loan Revenue Refunding:
  5.95%, Due 6/01/02 (c)                             2,595        2,696
  6.50%, Due 3/01/99                                 1,345        1,379
Hidalgo County, Texas Health Services Corporation
  Hospital Revenue - Mission Hospital, Inc. Project,
  5.75%, Due 8/15/01                                 1,760        1,745
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, 6.1875%, Due 9/01/07     1,790        1,777
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, Series A, 6.1875%,
  Due 9/01/07                                        5,100        5,062
                                                                 ------
                                                                 12,659
VIRGINIA 0.4%
Smyth County, Virginia IDA IDR - Utility Trailer
  Manufacturing Company Project, 8.00%,
  Due 10/01/98                                         500          506

WASHINGTON 4.2%
Washington Health Care Facilities Authority
  Revenue - Sisters of Providence, 5.375%,
  Due 10/01/00                                       5,600        5,670
                                                                -------
TOTAL MUNICIPAL BONDS (COST $130,345)                           131,270


SHORT-TERM INVESTMENTS (a) 2.5%

WEEKLY VARIABLE RATE PUT BONDS 1.1%
INDIANA
Portage, Indiana EDR                                 1,385        1,385

DAILY VARIABLE RATE PUT BONDS 1.4%
LOUISIANA 0.7%
Calcasieu Parish, Louisiana IDB Environmental
  Revenue - Citgo Petroleum Corporation Project      1,000        1,000

NEVADA 0.7%
Clark County, Nevada IDR - Nevada Cogeneration
  Association 2 Project                              1,000        1,000
                                                                -------
                                                                  2,000
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $3,385)                        3,385
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $133,730) 98.8%                                         134,655
                                                                -------
Other Assets and Liabilities, Net 1.2%                            1,694
                                                                -------
NET ASSETS 100.0%                                              $136,349
                                                               ========

--------------------------------------------------------------------------------
FUTURES
-------
                                                UNDERLYING
                                               FACE AMOUNT      UNREALIZED
                                   EXPIRATION    AT VALUE      DEPRECIATION
                                      DATE    (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Sold:
80 Municipal Bond Index Futures         9/96      ($9,093)        ($304)



--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND
                                                PRINCIPAL       VALUE
                                                  AMOUNT       (NOTE 2)
                                              (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
MUNICIPAL BONDS 92.8%
ALABAMA 2.0%
  Alabama HFA SFMR, 6.40%, Due 10/01/20         $    1,000   $    1,009
Courtland, Alabama IDB Solid Waste Disposal
  Revenue - Champion International Corporation
  Project, 6.375%, Due 3/01/29                       2,000        1,927
Tuscaloosa, Alabama GO, 6.75%, Due 7/01/20           2,000        2,130
                                                                  -----
                                                                  5,066
ALASKA 2.0%
Alaska HFC Capital Appreciation Mortgage
  Revenue, Zero %, Due 12/01/27 (b)                  8,500        1,147
Valdez, Alaska Marine Terminal Revenue
  Refunding - BP Pipelines (Alaska), Inc. Project,
  5.65%, Due 12/01/28                                4,000        3,765
                                                                  -----
                                                                  4,912
ARIZONA 1.8%
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project, 6.25%, Due 1/01/16       4,740        4,432

CALIFORNIA 9.1%
California Tri-City Housing Finance Agency
  SFMR - FNMA and GNMA Collateralized,
  6.45%, Due 12/01/28                                2,000        2,010
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue:
  Zero %, Due 1/01/28                               10,560        1,280
  Zero %, Due 1/01/30                                4,110          437
La Habra Heights, California Citywide Street
  Assessment District No. 1 Limited Obligation
  Improvement, 5.80%, Due 9/02/11                    1,070        1,031
Los Angeles, California Department of Water
  and Power Electric Plant Revenue, 5.00%,
  Due 10/15/33                                       1,000          850
Los Angeles, California MFHR - Earthquake
  Rehabilitation Projects, 5.85%, Due 12/01/27       1,535        1,548
Los Angeles County, California Public Works
  Financing Authority Lease Revenue - Multiple
  Capital Facilities Project IV, 4.75%,
  Due 12/01/10                                       4,500        4,095
Los Angeles County, California Public Works
  Financing Authority Lease Revenue
  Refunding - Los Angeles County 1996 Master
  Refunding Project:
  5.25%, Due 9/01/14                                 1,000          930
  5.25%, Due 9/01/15                                   500          461
Port Hueneme, California Redevelopment Agency
  Tax Allocation Refunding - Central Community
  Project, 5.50%, Due 5/01/14                        1,800        1,755
Rancho, California Water District Financing
  Authority Revenue Refunding, 4.875%,
  Due 8/01/15                                        2,020        1,762
San Jose, California Redevelopment Agency Tax
  Allocation - Merged Area Redevelopment Project,
  4.75%, Due 8/01/24                                 2,000        1,680

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)               August 31, 1996
--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND (continued)
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
                                              (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
Student Education Loan Marketing Corporation
  Student Loan Program Revenue - California
  Senior Subordinate, 7.00%, Due 7/01/10        $    3,000   $    3,056
University of California Refunding Revenue -
  Multiple Purpose Projects, 5.00%, Due 9/01/13      1,805        1,636
                                                                  -----
                                                                 22,531
COLORADO 8.6%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue, Zero %, Due 8/31/10              15,000        5,831
Castle Rock Ranch, Colorado Public Improvements
  Authority Public Facilities Revenue, 6.25%,
  Due 12/01/17                                       5,000        4,944
Denver, Colorado City and County Airport System
  Revenue:
  6.75%, Due 11/15/22                                1,500        1,584
  7.00%, Due 11/15/25                                6,035        6,148
  7.50%, Due 11/15/25                                2,655        2,771
                                                                  -----
                                                                 21,278
DISTRICT OF COLUMBIA 0.6%
District of Columbia GO, 6.75%, Due 6/01/08          1,500        1,579

FLORIDA 2.6%
Dade County, Florida School District GO
  Refunding School, 4.75%, Due 7/15/09               1,000          921
Jacksonville, Florida PCR Refunding, 5.70%,
  Due 8/01/31                                        2,000        1,928
Lake County, Florida Village Center Community
  Development District Utility Revenue, 5.00%,
  Due 11/01/13                                       1,615        1,476
Manatee County, Florida HFA SFMR, 7.45%,
  Due 5/01/27                                        1,000        1,090
St. John's County, Florida Water and Sewer Revenue
  Refunding, 5.50%, Due 6/01/26                      1,000          951
                                                                    ---
                                                                  6,366
GEORGIA 1.6%
Atlanta, Georgia Water and Sewer Revenue, 4.75%,
  Due 1/01/23                                        2,875        2,393
Savannah, Georgia Hospital Authority Revenue
  Refunding and Improvement - Candler Hospital,
  7.00%, Due 1/01/23                                 1,470        1,494
                                                                  -----
                                                                  3,887
IDAHO 0.8%
Idaho Housing Agency SFMR, 6.45%, Due 7/01/27        2,000        2,028

ILLINOIS 11.2%
Chicago, Illinois O'Hare International Airport
  International Terminal Special Revenue, 6.50%,
  Due 1/01/18                                        1,440        1,454
Chicago, Illinois Wastewater Transmission
  Revenue, 5.125%, Due 1/01/25                       5,270        4,651
Cook and DuPage Counties, Illinois
  Lemont-Bromberek Combined School District
  No. 113A, Capital Appreciation School Building:
  Zero %, Due 12/01/09                               3,320        1,535
  Zero %, Due 12/01/10                               3,485        1,503
Granite City, Illinois Hospital Revenue Refunding -
  Saint Elizabeth Medical Center, 8.125%,
  Due 6/01/08                                        6,000        6,173
Illinois Health Facilities Authority Revenue -
  Trinity Medical Center Project, 7.00%, Due 7/01/12 2,000        2,153
Illinois Metropolitan Pier and Exposition Authority
  Capital Appreciation - McCormick Place
  Expansion Project, Zero%, Due 6/15/16              1,250          375
Illinois State Sales Tax Revenue, 5.00%, Due 6/15/16 3,520        3,137
Kane, Cook and DuPage Counties, Illinois School
  District No. U-46 Capital Appreciation School
  Building:
  Zero %, Due 1/01/11 (c)                            1,800          758
  Zero %, Due 1/01/13                                2,500          934
Will County, Illinois Exempt Facilities Revenue -
  Mobil Oil Refining Corporation Project, 6.40%,
  Due 4/01/26                                        5,000        5,050
                                                                  -----
                                                                 27,723
INDIANA 4.3%
Indiana Health Facility Financing Authority
  Hospital Revenue - Jackson County Schneck
  Memorial Hospital Project, 7.50%, Due 2/15/22      7,790        8,170
Marion County, Indiana Beech Grove Schools
  Building Corporation First Mortgage Refunding,
  6.25%, Due 7/05/16                                 2,265        2,350
                                                                  -----
                                                                 10,520
IOWA 2.0%
Iowa Finance Authority Hospital Facility
  Refunding and Revenue - Jennie Edmundson
  Memorial Hospital Project, 7.65%, Due 11/01/16     4,850        5,038

LOUISIANA 0.7%
Orleans Parish, Louisiana Parishwide School
  District GO, 7.50%, Due 9/01/20                    1,500        1,704

MARYLAND 0.4%
Maryland Health and Higher Educational Facilities
  Authority Refunding Revenue - Mercy Medical
  Center Project, 6.50%, Due 7/01/13                 1,000        1,068

MASSACHUSETTS 2.5%
Massachusetts Municipal Wholesale Electric
  Company Power Supply System Revenue:
  4.75%, Due 7/01/10                                 5,000        4,488
  4.75%, Due 7/01/11                                 2,000        1,777
                                                                  -----
                                                                  6,265
MINNESOTA 3.0%
Southern Minnesota Municipal Power Agency
  Power Supply Systems Revenue, 4.75%,
  Due 1/01/16                                        8,400        7,308

MISSISSIPPI 0.4%
Mississippi Business Finance Corporation Port of
  Gulfport Revenue - E.I. du Pont de Nemours and
  Company Project, 7.15%, Due 5/01/16                1,000        1,085

NEW JERSEY 2.7%
New Jersey Housing and Mortgage Finance Agency
  Home Buyer Revenue, 6.95%, Due 10/01/22            1,250        1,292
New Jersey Turnpike Authority Revenue, 6.50%,
  Due 1/01/16                                        4,000        4,375
New Jersey Turnpike Authority Revenue, 6.50%,
  Due 1/01/16                                        1,000        1,094
                                                                  -----
                                                                  6,761
NEW YORK 3.0%
Housing Corporation of New York Revenue
  Refunding, 5.00%, Due 11/01/13                     2,000        1,803
New York Urban Development Corporation
  Revenue, 5.50%, Due 4/01/19                        1,500        1,423
New York Urban Development Corporation
  Revenue - University Facilities Grants Project,
  5.875%, Due 1/01/21                                1,045        1,002
Niagara Falls, New York Bridge Commission Toll
  Bridge System Revenue, 5.25%, Due 10/01/15         3,400        3,226
                                                                  -----
                                                                  7,454

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND (continued)
                                                PRINCIPAL       VALUE
                                                  AMOUNT       (NOTE 2)
                                              (In Thousands)(In Thousands)
--------------------------------------------------------------------------------

NORTH CAROLINA 1.5%
Fayetteville, North Carolina Public Works
  Commission Revenue Refunding, 4.75%,
  Due 3/01/14                                   $    3,100   $    2,732
North Carolina Housing Finance Agency Single
  Family Revenue, 6.15%, Due 3/01/11                 1,000        1,003
                                                                  -----
                                                                  3,735
OHIO 3.9%
Dayton, Ohio Special Facilities Revenue Refunding -
  Emery Air Freight Corporation and Emery
  Worldwide Airlines, Inc., 6.05%, Due 10/01/09 (b)  1,500        1,489
Eaton, Ohio IDR Refunding - Baxter International,
  Inc. Projects, 6.50%, Due 12/01/12                 1,600        1,652
Medina County, Ohio EDR MFHR - Camelot Place,
  Ltd. Project, 8.375%, Due 10/01/23                 3,800        3,662
Ohio Housing Finance Agency Residential
  Mortgage Revenue, 5.95%, Due 9/01/27               3,000        2,932
                                                                  -----
                                                                  9,735
OKLAHOMA 3.8%
Oklahoma Ordnance Works Authority PCR
  Refunding - Ralston Purina Company Project,
  6.30%, Due 9/01/15 (b)                             1,500        1,487
Shawnee, Oklahoma Hospital Authority Revenue -
  MidAmerica HealthCare, Inc., 8.00%, Due 4/01/04    3,030        3,219
Tulsa, Oklahoma Trustees Municipal Airport
  Trust - American Airlines, Inc., 7.375%,
  Due 12/01/20                                       4,490        4,726
                                                                  -----
                                                                  9,432
OREGON 0.4%
Washington County, Oregon MFHR - Bethany
  Meadows Project, 6.25%, Due 8/01/10                1,000          980

PENNSYLVANIA 3.3%
Blair County, Pennsylvania Hospital Authority First
  Mortgage Revenue - Mercy Hospital Sublessee,
  8.125%, Due 2/01/14                                6,000        6,278
Lehigh County, Pennsylvania IDA PCR Refunding -
  Pennsylvania Power & Light Company Project,
  6.40%, Due 11/01/21                                1,765        1,833
                                                                  -----
                                                                  8,111
SOUTH CAROLINA 1.2%
Charleston County, South Carolina Resource
  Recovery Revenue - Foster Wheeler Charleston
  Resource Recovery, Inc. Project, 9.25%,
  Due 1/01/10                                        1,250        1,345
Kershaw County, South Carolina Hospital Facilities
  Revenue Refunding - Kershaw County Memorial
  Hospital Project, 8.00%, Due 9/15/17               1,435        1,503
                                                                  -----
                                                                  2,848
SOUTH DAKOTA 2.7%
South Dakota HDA Homeownership Mortgage,
  6.40%, Due 5/01/16                                 1,000        1,006
South Dakota Student Loan Corporation Student
  Loan Revenue, 7.625%, Due 8/01/06                  5,250        5,552
                                                                  -----
                                                                  6,558
TENNESSEE 0.4%
Nashville and Davidson County, Tennessee
  Metropolitan Government Health and
  Educational Facilities Board - Meharry Medical
  College Project, 5.00%, Due 12/01/24 (b)           1,000          879

TEXAS 14.2%
Austin, Texas Combined Utility Systems Revenue
  Refunding, 6.50%, Due 11/15/05 (b)                 1,000        1,042
El Paso, Texas Property Finance Authority, Inc.
  SFMR - GNMA Mortgage-Backed, 8.70%,
  Due 12/01/18                                         700          751
Grape Creek, Texas Pulliam Independent School
  District Public Facility Corporation School
  Facility Lease Revenue:
  7.00%, Due 5/15/10                                 1,100        1,096
  7.25%, Due 5/15/21                                 1,300        1,303
Guadalupe-Blanco River Authority, Texas Sewage
  and Solid Waste Disposal Facility - E.I. du Pont
  de Nemours and Company Project, 6.40%,
  Due 4/01/26                                        4,000        4,035
Harris County, Texas IDC Marine Terminal
  Revenue Refunding - GATX Terminals
  Corporation Project, 6.95%, Due 2/01/22            1,750        1,833
Harris County, Texas Toll Road Senior Lien
  Revenue, 5.00%, Due 8/15/16                        3,900        3,495
Lufkin, Texas Health Facilities Development
  Corporation Health System Revenue and
  Refunding - Memorial Health System of East
  Texas, 6.875%, Due 2/15/26                         3,000        3,000
North Central Texas Health Facilities Development
  Corporation - Tri-City Health Centre, Inc.
  Project, 9.50%, Due 5/01/21                       10,000        7,500
Nueces County, Texas Port of Corpus Christi
  Authority PCR - Hoechst Celanese Corporation
  Project, 6.875%, Due 4/01/17                       5,000        5,244
Port Arthur, Texas HFC Mortgage Revenue
  Refunding - FHA Insured Mortgage Loans - Port
  Arthur UDAG Projects, 6.40%, Due 1/01/28           3,565        3,610
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage Loan -
  Ranger Apartments Project, 8.80%, Due 3/01/24      1,160        1,279
Southeast Texas HFC SFMR, Zero %, Due 9/01/11           25            5
Tarrant County, Texas Keller Independent School
  District Unlimited Tax School Building and
  Refunding, Zero %, Due 8/15/16                     2,575          789
                                                                    ---
                                                                 34,982
UTAH 0.6%
Intermountain Power Agency Power Supply
  Revenue Refunding, 6.50%, Due 7/01/11 (b)          1,500        1,581

VIRGINIA 0.6%
Westmoreland County, Virginia IDA First Mortgage
  Health Facilities Revenue - Mary Washington
  Health Care Center Project, 7.00%, Due 2/01/23     1,500        1,588

WISCONSIN 0.9%
Wisconsin Health and Educational Facilities
  Authority Revenue - Howard Young Medical
  Center, Inc. Project, 5.75%, Due 8/15/13           1,250        1,189
Wisconsin Health and Educational Facilities
  Authority Revenue - Sisters of the Sorrowful
  Mother - Ministry Corporation Project, 5.40%,
  Due 8/15/13                                        1,140        1,069
                                                                  -----
                                                                  2,258
                                                                  -----
TOTAL MUNICIPAL BONDS (COST $233,377)                           229,692


SHORT-TERM INVESTMENTS (a) 6.1%

WEEKLY VARIABLE RATE PUT BONDS 0.5%
TEXAS
Rockwall, Texas IDC IDR - Columbia Extrusion
  Corporation Project                                1,335        1,335

DAILY VARIABLE RATE PUT BONDS 5.6%
DISTRICT OF COLUMBIA 0.4%
District of Columbia Refunding GO                    1,000        1,000

ILLINOIS 1.6%
Chicago, Illinois O'Hare International Airport
  Revenue                                            4,000        4,000

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)               August 31, 1996
--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND (continued)
                                                PRINCIPAL       VALUE
                                                  AMOUNT       (NOTE 2)
                                              (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
INDIANA 2.7%
Jasper County, Indiana PCR - Northern Indiana
  Public Service Company Project                $    6,500   $    6,500

NEW YORK 0.5%
New York, New York GO                                1,200        1,200

WYOMING 0.4%
Lincoln County, Wyoming PCR                          1,000        1,000
                                                                  -----
                                                                 13,700
                                                                 ------
TOTAL SHORT-TERM INVESTMENTS
  (COST $15,035)                                                 15,035
                                                                 ------
TOTAL INVESTMENTS IN SECURITIES
  (COST $248,412) 98.9%                                         244,727
Other Assets and Liabilities, Net 1.1%                            2,610
                                                                  -----
NET ASSETS 100.0%                                              $247,337
                                                               ========


FUTURES
-------
                                                UNDERLYING
                                                FACE AMOUNT        UNREALIZED
                                 EXPIRATION      AT VALUE         DEPRECIATION
                                    DATE      (In Thousands)     (In Thousands)
--------------------------------------------------------------------------------
Sold:
183 Municipal Bond Index Futures    9/96         ($20,799)           ($788)



--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND
                                                PRINCIPAL      VALUE
                                                 AMOUNT       (NOTE 2)
                                             (In Thousands) (In Thousands)
--------------------------------------------------------------------------------

MUNICIPAL BONDS 95.8%
ALASKA 3.8%
Seward, Alaska Revenue - Alaska Sealife Center
Project, 7.65%, Due 10/01/16                    $    3,500   $    3,496
Valdez, Alaska Marine Terminal Revenue
  Refunding - BP Pipelines (Alaska), Inc. Project,
5.65%, Due 12/01/28                                  5,910        5,563
                                                                  -----
                                                                  9,059
CALIFORNIA 3.7%
California Department of Water Resources -
  Central Valley Project, 4.75%, Due 12/01/25        1,200          985
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue, Zero %, Due 1/01/28            24,000        2,910
Orange County, California San Joaquin Hills
  Transportation Corridor Agency Junior Lien
  Toll Road Revenue, Zero %, Due 1/01/16             4,435        1,231
San Jose, California Redevelopment Agency Tax
  Allocation - Merged Area Redevelopment Project,
  4.75%, Due 8/01/24                                 2,000        1,680
Southern California Public Power Authority San
  Juan Power Project Revenue, 5.00%, Due 1/01/20     1,090          963
West Covina, California Redevelopment Agency
  Community Facilities District No. 1989-1 Special
  Tax Refunding - Fashion Plaza Project, 5.75%,
  Due 9/01/09                                        1,000          974
                                                                    ---
                                                                  8,743
COLORADO 2.2%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue, Zero %, Due 8/31/15              20,000        5,225

DELAWARE 0.3%
Delaware EDA First Mortgage Revenue - Gilpin
  Hall Project, 7.375%, Due 7/01/15                    750          741


FLORIDA 2.1%
Orange County, Florida Health Facilities Authority
  First Mortgage Revenue - RHA/Princeton
  Hospital, Inc. Project, 9.00%, Due 7/01/21         5,000        4,000
Polk County, Florida HFA Subordinated Revenue -
  Lake Wales Gardens Project, Zero %, Due 4/01/20    7,125          908
                                                                    ---
                                                                  4,908
GEORGIA 6.5%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Franciscan Club Apartments
  Projects, 7.75%, Due 4/01/22                       4,840        3,388
Atlanta, Georgia Water and Sewer Revenue, 4.75%,
  Due 1/01/23 (c)                                    2,000        1,665
Dekalb County, Georgia Residential Care Facilities
  for the Elderly Authority First Lien Revenue -
  King's Bridge Retirement Center, Inc. Project:
  8.00%, Due 7/01/06                                   650          660
  8.15%, Due 7/01/16                                 2,380        2,422
  8.25%, Due 7/01/26                                 5,250        5,342
Savannah, Georgia Hospital Authority Revenue
  Refunding and Improvement - Candler Hospital,
  7.00%, Due 1/01/23                                 2,000        2,033
                                                                  -----
                                                                 15,510
ILLINOIS 4.7%
Granite City, Illinois Hospital Revenue Refunding -
  Saint Elizabeth Medical Center, 8.125%,
  Due 6/01/08                                        1,030        1,060
Illinois DFA Community Rehabilitation Providers
  Facilities Acquisition Program Revenue:
  7.25%, Due 3/01/04                                 1,015        1,016
  7.50%, Due 3/01/14                                 3,070        2,978
Illinois Metropolitan Pier and Exposition Authority
  Refunding - McCormick Place Expansion Project,
  7.00%, Due 7/01/26                                 1,000        1,063
Riverdale, Illinois Environmental Improvement
  Revenue - Acme Metals, Inc. Project, 7.95%,
  Due 4/01/25                                        5,000        5,006
                                                                  -----
                                                                 11,123
INDIANA 5.5%
Indiana IDFA PCR Refunding - Inland Steel
  Company Project, 7.25%, Due 11/01/11               5,000        5,125
Indianapolis, Indiana EDR MFHR - Post Pointe
  Apartments Project:
  8.20%, Due 3/01/01                                   270          271
  8.30%, Due 3/01/06                                   480          482
  8.40%, Due 3/01/11                                   710          714
  8.75%, Due 3/01/27                                 6,540        6,581
                                                                  -----
                                                                 13,173
IOWA 7.7%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project:
  7.25%, Due 7/01/02                                 6,000        5,985
  9.00%, Due 7/01/25                                 6,000        6,202
Iowa Finance Authority First Mortgage Elder Care
  Facility Revenue - Amity Fellowserve-Iowa, Inc.
  Project, 8.75%, Due 10/01/25                       6,165        6,111
                                                                  -----
                                                                 18,298
KENTUCKY 2.4%
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling, Inc. Project,
  7.65%, Due 5/01/16                                 5,740        5,718

LOUISIANA 2.3%
Louisiana Public Facilities Authority Senior Lien
  Revenue - Progressive Healthcare Providers, Inc.
  Developmental Centers, 8.00%, Due 1/01/13          5,730        5,465

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
                                                   PRINCIPAL      VALUE
                                                    AMOUNT      (NOTE 2)
                                                (In Thousands)(In Thousands)
--------------------------------------------------------------------------------

MASSACHUSETTS 4.5%
Massachusetts Health and Educational Facilities
  Authority Revenue - Saints Memorial Medical
  Center:
  5.50%, Due 10/01/02                           $    3,500   $    3,202
  5.75%, Due 10/01/06                                1,885        1,666
Massachusetts Industrial Finance Agency First
  Mortgage Revenue - Evanswood Bethzatha
  Corporation Project, 7.875%, Due 1/15/20           2,285        2,285
Massachusetts Municipal Wholesale Electric
  Company Power Supply System Revenue, 5.00%,
  Due 7/01/17                                        4,000        3,545
                                                                  -----
                                                                 10,698
MINNESOTA 1.5%
Southern Minnesota Municipal Power Agency
  Power Supply Systems Revenue, 4.75%,
  Due 1/01/16                                        4,000        3,480

MISSOURI 1.6%
Missouri Health and Educational Facilities
  Authority Health Facilities Revenue - National
  Benevolent Association - Woodhaven Learning
  Center Project, 6.75%, Due 7/01/21                   295          295
Saline County, Missouri IDA Hospital Revenue -
  John Fitzgibbon Memorial Hospital, Inc. Project,
  7.375%, Due 5/01/11                                3,550        3,492
                                                                  -----
                                                                  3,787
MONTANA 0.5%
Montana Health Facility Authority Health Care
  Revenue - Community Medical Center, Inc.
  Project, 6.375%, Due 6/01/18 (b)                   1,250        1,197

NEW HAMPSHIRE 0.6%
New Hampshire Business Finance Authority
  Pollution Control and Solid Waste Disposal
  Revenue Refunding - Crown Paper Company
  Project, 7.75%, Due 1/01/22                        1,000        1,024
New Hampshire Business Finance Authority
  Sewage and Solid Waste Disposal Revenue -
  Crown Paper Company Project, 7.875%,
  Due 7/01/26                                          500          511
                                                                    ---
                                                                  1,535
NEW JERSEY 1.6%
New Jersey EDA Senior Mortgage Revenue -
  Arbor Glen of Bridgewater Project:
  8.00%, Due 5/15/12                                 1,000          964
  8.75%, Due 5/15/26                                 3,000        2,978
                                                                  -----
                                                                  3,942
OHIO 0.9%
East Liverpool, Ohio Hospital Improvement
  Revenue - East Liverpool City Hospital Project,
  8.00%, Due 10/01/21                                1,595        1,677
Medina County, Ohio EDR MFHR - Camelot Place,
  Ltd. Project, 8.375%, Due 10/01/23                   400          385
                                                                    ---
                                                                  2,062
OKLAHOMA 0.7%
Oklahoma Ordnance Works Authority Sewage and
  Solid Waste Disposal Facilities Revenue - Ralston
  Purina Company Project, 6.50%, Due 9/01/26 (b)     1,725        1,708

OREGON 2.2%
Washington County, Oregon MFHR - Bethany
  Meadows Project, 6.25%, Due 8/01/13                5,250        5,132

PENNSYLVANIA 14.9%
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project:
  8.00%, Due 12/01/05                                2,075        2,135
  8.25%, Due 6/01/11                                 3,610        3,741
Delaware County, Pennsylvania Authority Health
  Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                                   530          523
  9.00%, Due 4/15/25                                 5,860        5,765
Delaware County, Pennsylvania IDA Revenue -
  Martins Run Project:
  5.40%, Due 12/15/01                                1,000          977
  6.00%, Due 12/15/06                                1,500        1,457
Horizon Hospital System Authority Hospital
  Revenue, 6.35%, Due 5/15/16                        1,665        1,600
Horsham, Pennsylvania IDA CDA Health Care
  Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                                  440          420
  8.375%, Due 9/01/24                                6,000        6,075
Montgomery County, Pennsylvania IDA Retirement
  Community Revenue Refunding - G. D. L. Farms
  Corporation Project:
  6.30%, Due 1/01/13                                 2,000        1,765
  6.50%, Due 1/01/20                                 4,660        4,083
Montgomery County, Pennsylvania IDA Revenue -
  Wordsworth Academy Project, 8.00%,
  Due 9/01/24                                        6,840        6,849
                                                                  -----
                                                                 35,390
SOUTH CAROLINA 0.9%
Florence County, South Carolina IDR - Stone
  Container Corporation Project, 7.375%,
  Due 2/01/07                                        2,000        2,050

TEXAS 7.9%
DeSoto, Texas IDA IDR - Wintergreen Commercial
  Partnership Project, 7.00%, Due 1/01/17            4,702        4,385
Hidalgo County, Texas Health Services Corporation
  Hospital Revenue - Mission Hospital, Inc. Project,
  6.75%, Due 8/15/16                                 3,000        2,932
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project:
  8.30%, Due 10/01/14                                4,600        4,721
  8.875%, Due 6/01/21                                2,410        2,509
Tarrant County, Texas Water Control and
  Improvement District No. 1 Water Revenue
  Refunding, 4.50%, Due 3/01/11                      5,000        4,363
                                                                  -----
                                                                 18,910

UTAH 0.8%
Intermountain Power Agency Power Supply
  Revenue Refunding, 5.75%, Due 7/01/19 (b)          2,000        1,877

VIRGINIA 2.0%
Loudoun County, Virginia IDA IDR Refunding -
  Dulles Airport Marriott Hotel Project, 7.125%,
  Due 09/01/15                                       5,000        4,881

WEST VIRGINIA 0.9%
Marion County, West Virginia Solid Waste Disposal
  Facility Revenue - American Fiber Resources
  Project, 9.25%, Due 12/01/11                       3,400        2,040

WISCONSIN 11.8%
Adams County, Wisconsin Adams-Friendship
  School District GO Refunding, 6.50%,
  Due 4/01/15 (b)                                    1,340        1,452
Brookfield, Wisconsin IDR Refunding - Midway
  Motor Lodge Project, 8.40%, Due 4/01/12            5,430        5,769

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)               August 31, 1996
--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
                                                PRINCIPAL       VALUE
                                                  AMOUNT       (NOTE 2)
                                              (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
Wisconsin Health and Educational Facilities
  Authority Revenue - Aurora Medical Group, Inc.
  Project, 9.00%, Due 11/15/25                  $    2,500   $    2,334
Wisconsin Health and Educational Facilities
  Authority Revenue - Fort Atkinson Memorial
  Health Services, Inc.:
  5.30%, Due 10/01/99                                  500          500
  5.50%, Due 10/01/00                                  750          751
  5.70%, Due 10/01/01                                  420          421
Wisconsin Health and Educational Facilities
  Authority Revenue - National Regency of
  New Berlin, Inc. Project:
  7.75%, Due 8/15/15                                 5,000        4,813
  8.00%, Due 8/15/25                                12,500       11,969
                                                                 ------
                                                                 28,009
WYOMING 1.3%
Wyoming Community Development Authority
  Housing Revenue, 6.55%, Due 6/01/28                3,000        3,008
                                                                  -----
TOTAL MUNICIPAL BONDS (COST $228,420)                           227,669


SHORT-TERM INVESTMENTS (a) 3.1%

WEEKLY VARIABLE RATE PUT BOND 1.1%
INDIANA
Portage, Indiana EDR                                 2,500        2,500

DAILY VARIABLE RATE PUT BONDS 2.0%
NORTH CAROLINA 0.4%
Halifax County, North Carolina Industrial
  Facilities and Pollution Control Financing
  Authority Revenue                                  1,000        1,000

OREGON 1.6%
Port Morrow, Oregon Revenue - Portland General
  Electric Company Project                           3,800        3,800
                                                                  -----
                                                                  4,800
                                                                  -----
TOTAL SHORT-TERM INVESTMENTS (COST $7,300)                        7,300
                                                                  -----
TOTAL INVESTMENTS IN SECURITIES
  (COST $235,720) 98.9%                                         234,969
Other Assets and Liabilities, Net 1.1%                            2,672
                                                                  -----
NET ASSETS 100.0%                                              $237,641
                                                               ========


FUTURES
-------
                                                    UNDERLYING
                                                   FACE AMOUNT      UNREALIZED
                                      EXPIRATION     AT VALUE      DEPRECIATION
                                         DATE     (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Sold:
74  Municipal Bond Index Futures         9/96         ($8,411)        ($320)


--------------------------------------------------------------------------------
LEGEND
------

(a)Short-term investments include any security which has a maturity of less than one year.
(b)When-Issued security.
(c)All or a portion of security pledged to cover margin requirements for futures contracts.

All costs are stated in thousands.
Percentages are stated as a percent of net assets.


ABBREVIATIONS
-------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN -- Bond Anticipation Notes
CDA -- Commercial Development Authority
CDR -- Commercial Development Revenue
COP -- Certificates of Participation
DFA  --  Development Finance Authority
EDA  --  Economic Development Authority
EDC -- Economic Development Corporation
EDFA -- Economic Development Finance Authority
EDR -- Economic Development Revenue
GO -- General Obligation
HDA -- Housing Development Authority
HDC --  Housing Development Corporation
HFA -- Housing Finance Authority
HFC -- Housing Finance Corporation
IBA -- Industrial Building Authority
IBR -- Industrial Building Revenue
IDA -- Industrial Development Authority
IDB -- Industrial Development Board
IDC --Industrial Development Corporation
IDFA  --  Industrial Development Finance Authority
IDR --  Industrial Development Revenue
IFA --  Investment Finance Authority
MFHR -- Multi-Family Housing Revenue
MFMR --  Multi-Family Mortgage Revenue
PCR -- Pollution Control Revenue
RAN -- Revenue  Anticipation Notes
SFHR -- Single Family Housing Revenue
SFMR -- Single Family  Mortgage Revenue
TAN -- Tax Anticipation Notes
TRAN -- Tax and Revenue Anticipation Notes

                       See notes to financial statements.


STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
                                                                                  (In Thousands)
                                                               STRONG SHORT-TERM                  STRONG MUNICIPAL
                                                              MUNICIPAL BOND FUND                     BOND FUND
                                                           ----------------------------       ----------------------------
                                                           PERIOD ENDED    YEAR ENDED         PERIOD ENDED    YEAR ENDED
                                                           AUG. 31, 1996  DEC. 31, 1995       AUG. 31, 1996  DEC. 31, 1995
                                                           -------------  -------------       -------------  -------------
                                                              (NOTE 1)                          (NOTE 1)
INTEREST INCOME                                               $5,242        $8,139              $ 9,555        $17,629

EXPENSES:
   Investment Advisory Fees                                      450           727                  926          1,704
   Custodian Fees                                                  9            26                   14             40
   Shareholder Servicing Costs                                   101           179                  237            407
   Reports to Shareholders                                        39            60                   66            113
   Other                                                          61           112                   50            106
                                                                  --           ---                   --            ---
   Total Expenses                                                660         1,104                1,293          2,370
                                                                 ---         -----                -----          -----
NET INVESTMENT INCOME                                          4,582         7,035                8,262         15,259

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                 247         3,067               (4,192)        17,409
     Futures Contracts and Options                               235        (8,579)                  --         (9,194)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                              (1,853)        6,073               (8,618)         6,852
     Futures Contracts and Options                              (119)          136                 (788)            --
                                                                ----           ---               ------         ------
NET GAIN (LOSS)                                               (1,490)          697              (13,598)        15,067
                                                              ------           ---              -------         ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  $3,092        $7,732             ($ 5,336)      $30,326
                                                              ======        ======             ========       =======


                                                               STRONG HIGH-YIELD
                                                              MUNICIPAL BOND FUND
                                                          ----------------------------
                                                          PERIOD ENDED    YEAR ENDED
                                                          AUG. 31, 1996  DEC. 31, 1995
                                                          -------------  -------------
                                                             (NOTE 1)
INTEREST INCOME                                              $12,505       $14,217

EXPENSES:
   Investment Advisory Fees                                      981         1,137
   Custodian Fees                                                 14            23
   Shareholder Servicing Costs                                   113           143
   Reports to Shareholders                                        31            54
   Registration Fees                                              28           119
   Other                                                          53            39
                                                                  --            --
   Total Expenses before Waivers and Absorptions               1,220         1,515
   Voluntary Expense Waivers and Absorptions by Advisor           --          (798)
                                                               -----          ----
   Expenses, Net                                               1,220           717
                                                               -----           ---
NET INVESTMENT INCOME                                         11,285        13,500

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                              (3,285)        1,648
     Futures Contracts and Options                                --        (2,705)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                              (8,695)       12,823
     Futures Contracts and Options                              (320)          (14)
                                                                ----           ---
NET GAIN (LOSS)                                              (12,300)       11,752
                                                             -------        ------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                               ($ 1,015)      $25,252
                                                            ========       =======

                                                                              15

                                            See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
August 31, 1996

                                                                             (In Thousands, Except Per Share Amounts)


                                                                   STRONG SHORT-TERM     STRONG MUNICIPAL      STRONG HIGH-YIELD
                                                                  MUNICIPAL BOND FUND        BOND FUND        MUNICIPAL BOND FUND
                                                                  -------------------        ---------        -------------------
ASSETS:
   Investments in Securities, at Value (Cost of $133,730,
     $248,412 and $235,720, respectively)                               $134,655               $244,727             $234,969
   Receivable from Brokers for Securities Sold                                --                 16,290                5,380
   Interest Receivable                                                     2,234                  3,679                4,568
   Other Assets                                                              131                    432                  509
                                                                             ---                    ---                  ---
   Total Assets                                                          137,020                265,128              245,426

LIABILITIES:
   Payable to Brokers for Securities Purchased                                --                 16,634                6,328
   Dividends Payable                                                         623                  1,069                1,417
   Accrued Operating Expenses and Other Liabilities                           48                     88                   40
                                                                              --                     --                   --
   Total Liabilities                                                         671                 17,791                7,785
                                                                             ---                 ------                -----
NET ASSETS                                                              $136,349               $247,337             $237,641
                                                                        ========               ========             ========

Capital Shares Outstanding (Unlimited Shares Authorized)                  14,102                 27,502               25,145

NET ASSET VALUE PER SHARE                                                  $9.67                 $8.99                 $9.45
                                                                           =====                 =====                 =====


16
                                            See notes to financial statements.



STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                                                                    (In Thousands)

                                                                                   STRONG SHORT-TERM
                                                                                  MUNICIPAL BOND FUND
                                                                  ------------------------------------------------
                                                                  PERIOD ENDED        YEAR ENDED      YEAR ENDED
                                                                  AUG. 31, 1996      DEC. 31, 1995   DEC. 31, 1994
                                                                  -------------      -------------   -------------
                                                                    (NOTE 1)
OPERATIONS:
   Net Investment Income                                            $  4,582           $  7,035        $  8,985
   Net Realized Gain (Loss)                                              482             (5,512)         (6,513)
   Change in Unrealized Appreciation/Depreciation                     (1,972)             6,209          (6,339)
                                                                      ------              -----          ------
   Increase (Decrease) in Net Assets Resulting from Operations         3,092              7,732          (3,867)

CAPITAL SHARE TRANSACTIONS                                             5,101            (29,202)        (41,777)

DISTRIBUTIONS:
   From Net Investment Income                                         (4,582)            (7,035)         (8,985)
   In Excess of Net Investment Income                                     --                 --            (308)
                                                                       -----                               ----
TOTAL INCREASE (DECREASE) IN NET ASSETS                                3,611            (28,505)        (54,937)

NET ASSETS:
   Beginning of Period                                               132,738            161,243         216,180
                                                                     -------            -------         -------
   End of Period                                                    $136,349           $132,738        $161,243
                                                                    ========           ========        ========



                                                                                   STRONG MUNICIPAL
                                                                                       BOND FUND
                                                                  ------------------------------------------------
                                                                  PERIOD ENDED        YEAR ENDED      YEAR ENDED
                                                                  AUG. 31, 1996      DEC. 31, 1995   DEC. 31, 1994
                                                                  -------------      -------------   -------------
                                                                    (NOTE 1)
OPERATIONS:
   Net Investment Income                                            $  8,262           $ 15,259        $ 19,953
   Net Realized Gain (Loss)                                           (4,192)             8,215         (23,725)
   Change in Unrealized Appreciation/Depreciation                     (9,406)             6,852         (14,892)
                                                                      ------              -----         -------
   Increase (Decrease) in Net Assets Resulting from Operations        (5,336)            30,326         (18,664)

CAPITAL SHARE TRANSACTIONS                                            14,211            (42,434)        (80,486)

DISTRIBUTIONS:
   From Net Investment Income                                         (8,262)           (15,259)        (19,953)
   In Excess of Net Investment Income                                     --             (5,717)             --
                                                                       -----             ------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  613            (33,084)       (119,103)

NET ASSETS:
   Beginning of Period                                               246,724            279,808         398,911
                                                                     -------            -------         -------
   End of Period                                                    $247,337           $246,724        $279,808



                                                                              17
                       See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                                    (In Thousands)

                                                                                   STRONG HIGH-YIELD
                                                                                  MUNICIPAL BOND FUND
                                                                  ------------------------------------------------
                                                                  PERIOD ENDED        YEAR ENDED      YEAR ENDED
                                                                  AUG. 31, 1996      DEC. 31, 1995   DEC. 31, 1994
                                                                  -------------      -------------   -------------
                                                                    (NOTE 1)
OPERATIONS:
   Net Investment Income                                            $ 11,285           $ 13,500        $  5,945
   Net Realized Loss                                                  (3,285)            (1,057)         (1,961)
   Change in Unrealized Appreciation/Depreciation                     (9,015)            12,809          (4,978)
                                                                      ------             ------          ------
   Increase (Decrease) in Net Assets Resulting from Operations        (1,015)            25,252            (994)

CAPITAL SHARE TRANSACTIONS                                           (17,014)           147,648          93,661

DISTRIBUTIONS:

   From Net Investment Income                                        (11,285)           (13,500)         (5,945)
   From Net Realized Gains                                                --                 --              (7)
                                                                      ------                                 --

TOTAL INCREASE (DECREASE) IN NET ASSETS                              (29,314)           159,400          86,715

NET ASSETS:
   Beginning of Period                                               266,955            107,555          20,840
                                                                     -------            -------          ------
   End of Period                                                    $237,641           $266,955        $107,555
                                                                    ========           ========        ========


18
                                            See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1996

1.   ORGANIZATION
     The Strong Municipal Income Funds consist of Strong Short-Term Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc. and Strong High-Yield Municipal Bond Fund, Inc. The Funds are separately incorporated, diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Board of Directors of the Funds approved changing the Funds' fiscal year-ends from December 31 to August 31.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds for which market quotations are readily available are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale (none were owned at August 31, 1996). These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Additional Investment Risk -- The use of futures contracts and options, for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities.

     (G) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   NET ASSETS
     Net assets as of August 31, 1996 were as follows (in thousands):

                                                      STRONG SHORT-TERM         STRONG MUNICIPAL           STRONG HIGH-YIELD
                                                     MUNICIPAL BOND FUND            BOND FUND             MUNICIPAL BOND FUND
                                                     -------------------        ----------------          -------------------
     Capital Stock                                       $147,270                  $281,142                  $245,015
     Undistributed Net Realized Loss                      (11,542)                  (29,332)                   (6,303)
     Net Unrealized Appreciation (Depreciation)               621                    (4,473)                   (1,071)
                                                          -------                   -------                   -------
                                                         $136,349                  $247,337                  $237,641
                                                         ========                  ========                  ========

                                                                              19

--------------------------------------------------------------------------------
August 31, 1996

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Funds for the eight months ended August 31, 1996 and the years ended December 31, 1995 and 1994 were as follows (in thousands):

                                                                   1996                     1995                     1994
                                                            -----------------         -----------------        -----------------
                                                            SHARES    DOLLARS         SHARES    DOLLARS        SHARES    DOLLARS
                                                            ------    -------         ------    -------        ------    -------
     STRONG SHORT-TERM MUNICIPAL BOND FUND
     Shares Sold                                             5,134   $ 49,857         5,815    $ 56,792       14,809    $150,226
     Dividends Reinvested                                      387      3,759           618       6,037          799       8,049
     Shares Redeemed                                        (5,001)   (48,515)       (9,429)    (92,031)     (19,907)   (200,052)
                                                            ------    -------        ------     -------      -------    --------
                                                               520   $  5,101        (2,996)  ($ 29,202)      (4,299)  ($ 41,777)
                                                               ===   ========        ======   =========       ======   =========

     STRONG MUNICIPAL BOND FUND
     Shares Sold                                             4,802   $ 44,271         9,798    $ 93,037       17,346    $168,663
     Dividends Reinvested                                      712      6,550         1,777      16,879        1,675      16,211
     Shares Redeemed                                        (7,153)   (65,700)      (15,997)   (152,350)     (27,598)   (265,360)
     Net Proceeds from Acquisition (Note 8)                  3,236     29,090            --          --           --          --
                                                             -----     ------         -----    --------        -----    --------
                                                             1,597   $ 14,211        (4,422)  ($ 42,434)      (8,577)  ($ 80,486)
                                                             =====   ========        ======   =========       ======   =========

     STRONG HIGH-YIELD MUNICIPAL BOND FUND
     Shares Sold                                            15,577   $149,876        26,320    $253,347       21,216    $205,563
     Dividends Reinvested                                      872      8,362           975       9,387          400       3,848
     Shares Redeemed                                       (18,245)  (175,252)      (11,927)   (115,086)     (12,107)   (115,750)
                                                           -------   --------       -------    --------      -------    --------
                                                            (1,796) ($ 17,014)       15,368    $147,648        9,509    $ 93,661
                                                            ======  =========        ======    ========        =====    ========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Short-Term Municipal Bond Fund .50%, Strong Municipal Bond Fund and Strong High-Yield Municipal Bond Fund .60%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions for the eight months ended August 31, 1996, is as follows (in thousands):

                                                     STRONG SHORT-TERM         STRONG MUNICIPAL           STRONG HIGH-YIELD
                                                    MUNICIPAL BOND FUND            BOND FUND             MUNICIPAL BOND FUND
                                                    -------------------            ---------             -------------------
     Payable to Advisor at August 31, 1996                  $11                        $12                       $21
     Other Shareholder Servicing Expenses Paid to Advisor     2                          5                         2
     Unaffiliated Directors' Fees                             3                          4                         4

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the eight months ended August 31, 1996 were as follows (in thousands):
                  STRONG SHORT-TERM     STRONG MUNICIPAL     STRONG HIGH-YIELD
                 MUNICIPAL BOND FUND        BOND FUND       MUNICIPAL BOND FUND
                 -------------------        ---------       -------------------
     Purchases        $52,972               $402,618             $259,622

     Sales             48,595                427,718              283,887


7.   INCOME TAX INFORMATION
     At August 31, 1996, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2004) for Federal income tax purposes were as follows (in thousands):

                                      Strong Short-Term         Strong Municipal           Strong High-Yield
                                     Municipal Bond Fund            Bond Fund             Municipal Bond Fund
                                     -------------------            ---------             -------------------
     Aggregate Investment Cost           $133,730                  $248,473                   $235,754
                                         ========                  ========                   ========
     Aggregate Unrealized
       Appreciation                      $  1,337                  $  1,080                   $  3,615
       Depreciation                          (412)                   (4,826)                    (4,400)
                                         --------                  --------                  ---------
                                         $    925                 ($  3,746)                 ($    785)
                                         ========                  ========                  =========

     Capital Loss Carryovers             $ 11,846                  $ 30,059                   $  6,588
                                         ========                  ========                   ========

8.   ACQUISITION INFORMATION
     Effective August 30, 1996, Strong Municipal Bond Fund, Inc. acquired, through a non-taxable exchange, substantially all of the net assets of Strong Insured Municipal Bond Fund, Inc., which amounted to (in thousands) $29,090, and issued (in thousands) 3,236 shares. The net assets of Strong Insured Municipal Bond Fund, Inc. included (in thousands) net unrealized depreciation on investments of $151 and capital loss carryovers of $3,642. The Statement of Operations for the period ended August 31, 1996 does not include the pre-acquisition activity of Strong Insured Municipal Bond Fund, Inc.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND             1996(a)      1995        1994         1993       1992
                                                  -------      ----        ----         ----       ----
                                                  (NOTE 1)
SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   9.77    $   9.73    $  10.36     $  10.20    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                             0.33        0.47        0.45         0.44        0.48
   Net Realized and Unrealized Gains
      (Losses) on Investments                       (0.10)       0.04       (0.62)        0.23        0.22
                                                    -----        ----       -----         ----        ----
Total from Investment Operations                     0.23        0.51       (0.17)        0.67        0.70
LESS DISTRIBUTIONS:
   From Net Investment Income(b)                    (0.33)      (0.47)      (0.45)       (0.44)      (0.48)
   From Net Realized Gains                             --          --       (0.01)       (0.07)      (0.02)
                                                    -----       ------      -----        -----       -----
Total Distributions                                 (0.33)      (0.47)      (0.46)       (0.51)      (0.50)
                                                    -----       -----       -----        -----       -----
NET ASSET VALUE, END OF PERIOD                   $   9.67    $   9.77    $   9.73     $  10.36    $  10.20
                                                 ========    ========    ========     ========    ========

TOTAL RETURN                                       +2.4%        +5.4%       -1.6%       +6.8%       +7.2%


RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)         $136,349    $132,738    $161,243     $216,180   $110,816
Ratio of Expenses to Average Net Assets             0.7%*        0.8%        0.7%        0.6%        0.2%
Ratio of Expenses to Average Net Assets
       Without Waivers and Absorptions              0.7%*        0.8%        0.7%        0.7%        0.8%
Ratio of Net Investment Income to Average Net
       Assets                                       5.1%*        4.8%        4.5%        4.2%        4.9%
Portfolio Turnover Rate                            38.0%       226.8%      273.2%      141.5%      139.9%



STRONG MUNICIPAL BOND FUND                    1996(a)       1995        1994        1993        1992        1991        1990
                                              -------       ----        ----        ----        ----        ----        ----
                                             (NOTE 1)
SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.52    $   9.23    $  10.25    $  10.00    $   9.76    $   9.22    $   9.47

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                          0.33        0.52        0.56        0.58        0.65        0.65        0.66
   Net Realized and Unrealized Gains
      (Losses) on Investments                    (0.53)       0.51       (1.02)       0.57        0.50        0.54       (0.25)
                                                 -----        ----       -----        ----        ----        ----       -----
Total from Investment Operations                 (0.20)       1.03       (0.46)       1.15        1.15        1.19        0.41
LESS DISTRIBUTIONS:
   From Net Investment Income(b)                 (0.33)      (0.54)      (0.56)      (0.58)      (0.65)      (0.65)      (0.66)
   In Excess of Net Investment Income               --       (0.20)         --          --          --          --          --
   From Net Realized Gains                          --          --          --       (0.32)      (0.26)         --          --
                                                 -----        ----       -----        ----        ----        ----       -----
Total Distributions                              (0.33)      (0.74)      (0.56)      (0.90)      (0.91)      (0.65)      (0.66)
                                                 -----       -----       -----       -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD                $   8.99    $   9.52    $   9.23    $  10.25    $  10.00    $   9.76    $   9.22
                                              ========    ========    ========    ========    ========    ========    ========

TOTAL RETURN                                    -2.1%      +11.4%       -4.6%      +11.8%      +12.2%      +13.4%       +4.6%


RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)     $247,337    $246,724     $279,808    $398,911    $289,751    $115,230    $ 31,560
Ratio of Expenses to Average Net Assets          0.8%*       0.8%        0.8%        0.7%        0.1%        0.1%        0.3%
Ratio of Expenses to Average Net Assets
       Without Waivers and Absorptions           0.8%*       0.8%        0.8%        0.8%        0.9%        1.1%        1.5%
Ratio of Net Investment Income to Average
       Net Assets                                5.4%*       5.4%        5.8%        5.6%        6.4%        6.9%        7.2%
Portfolio Turnover Rate                        172.9%      513.8%      311.0%      156.7%      324.0%      465.2%      586.0%



STRONG MUNICIPAL BOND FUND (Continued)           1989        1988        1987        1986(c)
                                                 ----        ----        ----        -------

SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   9.35    $   9.16    $  10.01     $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                         0.52        0.49        0.67        0.12
   Net Realized and Unrealized Gains
      (Losses) on Investments                    0.12        0.19       (0.85)       0.01
                                                 ----        ----       -----        ----
Total from Investment Operations                 0.64        0.68       (0.18)       0.13
LESS DISTRIBUTIONS:
   From Net Investment Income(b)                (0.52)      (0.49)      (0.67)      (0.12)
   In Excess of Net Investment Income              --          --          --          --
   From Net Realized Gains                         --          --          --          --
                                                 ----        ----       -----        ----
Total Distributions                             (0.52)      (0.49)      (0.67)      (0.12)
                                                -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD               $   9.47    $   9.35    $   9.16     $ 10.01
                                             ========    ========    ========     =======

TOTAL RETURN                                    +7.1%       +7.6%        -1.8%      +1.3%


RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)     $ 18,735    $ 18,275    $ 19,070     $ 2,212
Ratio of Expenses to Average Net Assets          1.7%         1.3%        1.0%       0.4%*
Ratio of Expenses to Average Net Assets
       Without Waivers and Absorptions           1.8%         1.4%        1.3%       1.0%*
Ratio of Net Investment Income to Average
       Net Assets                                5.6%         5.3%        7.0%       6.4%*
Portfolio Turnover Rate                        243.3%       343.6%      284.0%      21.9%

*    Calculated on an annualized basis.
(a) For the period ended August 31, 1996. Total return and portfolio turnover rate are not annualized.
(b)  Tax-exempt for regular Federal income tax purposes.
(c) Inception date is October 23, 1986. Total return and portfolio turnover rate are not annualized.


FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND             1996(a)      1995        1994        1993(b)
                                                  -------      ----        ----        -------
                                                 (NOTE 1)
SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   9.91    $   9.29    $  10.10     $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                             0.44        0.69        0.71         0.16
   Net Realized and Unrealized Gains
      (Losses) on Investments                       (0.46)       0.62       (0.81)        0.10
                                                    -----        ----       -----         ----
Total from Investment Operations                    (0.02)       1.31       (0.10)        0.26
LESS DISTRIBUTIONS:
   From Net Investment Income(c)                    (0.44)      (0.69)      (0.71)       (0.16)
                                                    -----       -----       -----        -----
NET ASSET VALUE, END OF PERIOD                   $   9.45    $   9.91    $   9.29     $  10.10
                                                 ========    ========    ========     ========

TOTAL RETURN                                       -0.1%       +14.6%       -1.0%       +2.7%


RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)         $237,641    $266,955    $107,555    $ 20,840
Ratio of Expenses to Average Net Assets             0.7%*        0.4%        0.0%        0.0%*
Ratio of Expenses to Average Net Assets
       Without Waivers and Absorptions              0.7%*        0.8%        0.8%        1.1%*
Ratio of Net Investment Income to Average
       Net Assets                                   6.9%*        7.1%        7.5%        6.8%*
Portfolio Turnover Rate                           106.8%       113.8%      198.1%       28.0%

*    Calculated on an annualized basis.
(a) For the period ended August 31, 1996. Total return and portfolio turnover rate are not annualized.
(b) Inception date is October 1, 1993. Total return and portfolio turnover rate are not annualized.
(c)  Tax-exempt for regular Federal income tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Municipal Income Funds

We have audited the accompanying statements of assets and liabilities of Strong Short-Term Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc. and Strong High-Yield Municipal Bond Fund, Inc. (collectively referred to herein as the "Strong Municipal Income Funds"), including the schedules of investments in securities, as of August 31, 1996, and the related statements of operations for the period from January 1, 1996 to August 31, 1996 and the year ended December 31, 1995, the statements of changes in net assets for the period from January 1, 1996 to August 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Municipal Income Funds as of August 31, 1996, the results of their operations for the period from January 1, 1996 to August 31, 1996 and the year ended December 31, 1995, the changes in their net assets for the period from January 1, 1996 to August 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
September 26, 1996

NOTES
--------------------------------------------------------------------------------

                             SHAREHOLDER PRIVILIGES*

                                  STRONG FUNDS
                             [PICTURE OF TELEPHONE]
                                24-HOUR SERVICE

TELEPHONE  PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

                                  STRONG FUNDS
                            [PICTURE OF DOLLAR SIGN]
                               AUTOMATIC EXCHANGE

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    For more information about these privileges, call us at 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

 * Each Fund reserves the right to terminate or modify any of these privileges.

                                                                       Bulk Rate
                                                                    U.S. Postage
                                                                            PAID
                                                                   Milwaukee, WI
                                                                 Permit No. 2652





                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030.

                        TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863.

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.



                                 [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com

                                                                        3617I96O